Exhibit 10.58

AMENDMENT, WAIVER AND CONSENT NO. 6

TO THE AMENDED AND RESTATED DIP CREDIT AGREEMENT

AMENDMENT, WAIVER AND CONSENT NO. 6 dated as of August 22, 2003 (this “Amendment, Waiver and Consent No. 6”) to the Credit Agreement (as defined below) among WORLDCOM, INC., a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, as borrower (the “Borrower”), each of the Guarantors party to the Credit Agreement, each a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, as guarantors (the “Guarantors”), each of the Lenders (as defined in the Credit Agreement) party hereto, and CITICORP USA, INC., as administrative agent (the “Administrative Agent”). Capitalized terms defined in the Credit Agreement and not otherwise defined herein being used herein as therein defined.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Senior Secured Superpriority Debtor-In-Possession Credit Agreement dated as of October 15, 2002, amended by Amendment No. 1 dated as of October 30, 2002, modified by Waiver No. 2 dated as of December 30, 2002, amended by Amendment No. 3 dated January 31, 2003, amended by Amendment No. 4 dated March 24, 2003 and modified by Waiver No. 5 dated June 10, 2003 (as amended or otherwise modified through the date hereof, the “Credit Agreement”) among the Borrower, the Guarantors, the Lender Parties party thereto, the Administrative Agent, Citibank, N.A., as Initial L/C Issuer, J.P. Morgan Securities Inc., as Syndication Agent, Joint Lead Arranger and Joint Bookrunner, Salomon Smith Barney Inc. as Joint Lead Arranger and Joint Bookrunner, General Electric Capital Corporation, as Documentation Agent and Collateral Monitoring Agent for the Lender Parties and the other Secured Parties, GECC Capital Markets Group, Inc., as Joint Lead Arranger, and The CIT Group/Business Credit, Inc. and Foothill Capital Corporation, as co-documentation agents.

(2) The Borrower and the Guarantors have requested that the Lenders agree to, and the Lenders are willing to, amend certain provisions of the Credit Agreement, waive certain reporting requirements thereunder and consent to the release of certain Collateral, in each case on the terms and conditions set forth in this Amendment, Waiver and Consent No. 6.

NOW, THEREFORE, it is hereby agreed as follows:

SECTION 1. Amendment. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 5.02(b) is amended in its entirety and replaced by the following:

“(b) Mergers, Etc. Consolidate or merge with or into another Person, except for the consolidation or merger of any Guarantor with or into the Borrower or another Guarantor, or the consolidation or merger of any subsidiary of any Loan Party with or into a Guarantor, so long as such Guarantor is the surviving entity or the subsidiary becomes a Guarantor.”;

(b) Section 5.02(c)(vii) is amended in its entirety and replaced by the following:

“(vii) (A) Debt of Digex existing on the date on which Digex consolidates or merges with or into Intermedia Communications Inc. or another Loan Party and (B) Debt arising from Investments in Digex that are permitted hereunder and”;

(c) Section 5.02(h) is amended by (i) replacing the word “and” immediately preceding clause (xiii) thereof with a comma, (ii) adding “, and” immediately prior to the period at the end of clause (xiii) thereof and (iii) inserting a new clause (xiv) immediately preceding the period at the end of the first sentence thereof to read as follows:

“(xiv) Investments consisting of the purchase of Equity Interests of Digex as authorized by the Bankruptcy Court.”;

(d) Clause (iii) of Section 5.02(i) is amended by deleting the reference to “$10,000,000” contained therein and replacing it with “$20,000,000”;

(e) Clause (i) of Section 5.03(b) is amended by deleting the reference to “30 days” contained therein and replacing it with “45 days”;

(f) Clause (ii) of Section 5.03(b) is amended by deleting the reference to “30 days” contained therein and replacing it with “46 days”;

(g) Section 5.03(c) is amended by deleting the reference to the date “September 30, 2003” contained therein and replacing it with the date “March 31, 2004”; and

(h) Section 5.04(c) is amended in its entirety and replaced by the following:

“(c) Maximum Restructuring. Not permit the aggregate amount of Restructuring Charges (net of cash proceeds from asset sales made solely in connection with the Restructuring) to exceed $400,000,000.”

SECTION 2. Waiver. (a) The requirements of clause (ii) of Section 5.03(d) are hereby permanently waived; provided, that, this waiver shall immediately cease to be effective if at any time, and for any period during which, the sum of the amount on deposit in the Cash Concentration Account plus amounts then on deposit in investment accounts subject to account control agreements in favor of the Administrative Agent is less than $1,000,000,000.

(b) The requirements of Section 5.03(f) are hereby deemed to have been satisfied.

(c) The prohibition on disposition of assets in Section 5.02(i) is hereby waived to the extent necessary to permit Globenet to assign and transfer loans owned to it by UUNET Italia Srl and thereby effect the recapitalization of UUNET Italia Srl.

SECTION 3. Consent. The Lenders hereby consent to the disposition of the undeveloped portions of the real property of the Borrower located at 21830 UUNET Way, Ashburn, Virginia (the “Released Property”), and agree that, upon consummation of any such disposition, the Released Property shall no longer constitute Collateral. It is hereby agreed that, as of the Amendment Effective Date, the Released Property shall no longer constitute Eligible Real Property for purposes of the Loan Documents.

SECTION 4. Effectiveness. This Amendment, Waiver and Consent No. 6 shall become effective as of the date first above written (the “Amendment Effective Date”) upon the receipt by the Administrative Agent of the following: (a) counterparts of this Amendment, Waiver and Consent No. 6 executed by the Borrower, the Guarantors and the Required Lenders (or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, Waiver and Consent No. 6) and acknowledged by the Administrative Agent and (b) payment for all fees, costs and expenses of the Administrative Agent and the Initial Lenders which have been invoiced to the Borrower and are due and payable (including, without limitation, any fees, costs and expenses due and payable pursuant to Section 6 below) as of the date of the Borrower’s execution hereof.

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SECTION 5. Effect on Credit Agreement. On and after the effectiveness of this Amendment, Waiver and Consent No. 6, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment, Waiver and Consent No. 6. The Credit Agreement, as specifically modified by this Amendment, Waiver and Consent No. 6, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment, Waiver and Consent No. 6 shall not operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Payment of Fees. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent and the Initial Lenders in connection with the preparation, execution and delivery of this Amendment, Waiver and Consent No. 6 (including, without limitation, the reasonable fees and expenses of one joint outside counsel for the Administrative Agent and the Initial Lenders) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment, Waiver and Consent No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment, Waiver and Consent No. 6 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment, Waiver and Consent No. 6.

SECTION 8. Governing Law. This Amendment, Waiver and Consent No. 6 shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the undersigned have each caused this Amendment, Waiver and Consent No. 6 to be executed and delivered by their respective duly authorized officer as of the date first above written.

The Borrower WORLDCOM, INC., a debtor and a debtor-in-possession, as Borrower

By

Name: Title:

The Guarantors

Access Network Services, Inc.

Access Virginia, Inc.

ALD Communications, Inc.

BFC Communications, Inc.

Bittel Telecommunications Corporation

Brooks Fiber Communications of Arkansas, Inc.

Brooks Fiber Communications of Bakersfield, Inc.

Brooks Fiber Communications of Connecticut, Inc.

Brooks Fiber Communications of Fresno, Inc.

Brooks Fiber Communications of Massachusetts, Inc.

Brooks Fiber Communications of Michigan, Inc.

Brooks Fiber Communications of Minnesota, Inc.

Brooks Fiber Communications of Mississippi, Inc.

Brooks Fiber Communications of Missouri, Inc.

Brooks Fiber Communications of Nevada, Inc.

Brooks Fiber Communications of New England, Inc.

Brooks Fiber Communications of New Mexico, Inc.

Brooks Fiber Communications of New York, Inc.

Brooks Fiber Communications of Ohio, Inc.

Brooks Fiber Communications of Oklahoma, Inc.

Brooks Fiber Communications of Rhode Island, Inc.

Brooks Fiber Communications of Sacramento, Inc.

Brooks Fiber Communications of San Jose, Inc.

Brooks Fiber Communications of Stockton, Inc.

Brooks Fiber Communications of Tennessee, Inc.

Brooks Fiber Communications of Texas, Inc.

Brooks Fiber Communications of Tucson, Inc.

Brooks Fiber Communications of Tulsa, Inc.

Brooks Fiber Communications of Utah, Inc.

Brooks Fiber Communications-LD, Inc.

Brooks Fiber Properties, Inc.

BTC Transportation Corporation

Business Internet, Inc.

Chicago Fiber Optic Corporation

Com Systems, Inc.

COM/NAV Realty Corp.

Cross Country Wireless, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By

	Name: Title:	Authorized Person

CS Wireless Battle Creek, Inc.

CS Wireless Systems, Inc.

E.L. Acquisition, Inc.

Express Communications, Inc.

FiberNet Rochester, Inc.

Fibernet, Inc.

Healan Communications, Inc.

ICI Capital LLC

Intelligent Investment Partners, Inc.

Intermedia Capital, Inc.

Intermedia Communications Inc.

Intermedia Communications of Virginia, Inc.

Intermedia Investment, Inc.

Intermedia Licensing Company

Intermedia Services LLC

Jones Lightwave of Denver, Inc.

Marconi Telegraph Cable Company, Inc.

MCI Canada, Inc.

MCI Communications Corporation

MCI Equipment Acquisition Corporation

MCI Galaxy III Transponder Leasing, Inc.

MCI Global Access Corporation

MCI Global Support Corporation

MCI International Services, L.L.C.

MCI International Telecommunications Holding Corporation

MCI International Telecommunications Corporation

MCI International, Inc.

MCI Investments Holdings, Inc.

MCI Network Technologies, Inc.

MCI Omega Properties, Inc.

MCI Payroll Services, LLC

MCI Research, Inc.

MCI Transcon Corporation

MCI Wireless, Inc.

MCI WORLDCOM Brands, L.L.C.

MCI WORLDCOM Brooks Telecom, LLC

MCI WORLDCOM Capital Management Corporation

MCI WORLDCOM Communications of Virginia, Inc.

MCI WORLDCOM Communications, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By

	Name: Title:	Authorized Person

MCI WORLDCOM Financial Management Corporation

MCI WORLDCOM Global Networks U.S., Inc.

MCI WORLDCOM International, Inc.

MCI WorldCom Management Company, Inc.

MCI WORLDCOM MFS Telecom, LLC

MCI WORLDCOM Network Services of Virginia, Inc.

MCI WORLDCOM Network Services, Inc.

MCI WORLDCOM Synergies Management Company, Inc.

MCI/OTI Corporation

MCImetro Access Transmission Services of Virginia, Inc.

Metrex Corporation

Metropolitan Fiber Systems of Arizona, Inc.

Metropolitan Fiber Systems of Baltimore, Inc.

Metropolitan Fiber Systems of California, Inc.

Metropolitan Fiber Systems of Connecticut, Inc.

Metropolitan Fiber Systems of Dallas, Inc.

Metropolitan Fiber Systems of Delaware, Inc.

Metropolitan Fiber Systems of Denver, Inc.

Metropolitan Fiber Systems of Detroit, Inc.

Metropolitan Fiber Systems of Florida, Inc.

Metropolitan Fiber Systems of Houston, Inc.

Metropolitan Fiber Systems of Indianapolis, Inc.

Metropolitan Fiber Systems of Minneapolis/St. Paul, Inc.

Metropolitan Fiber Systems of New Hampshire, Inc.

Metropolitan Fiber Systems of New Jersey, Inc.

Metropolitan Fiber Systems of New Orleans, Inc.

Metropolitan Fiber Systems of New York, Inc.

Metropolitan Fiber Systems of Ohio, Inc.

Metropolitan Fiber Systems of Oregon, Inc.

Metropolitan Fiber Systems of Philadelphia, Inc.

Metropolitan Fiber Systems of Pittsburgh, Inc.

Metropolitan Fiber Systems of Seattle, Inc.

Metropolitan Fiber Systems of St. Louis, Inc.

Metropolitan Fiber Systems/McCourt, Inc.

MFS CableCo U.S., Inc.

MFS Datanet, Inc.

MFS Telecom, Inc.

MFS Telephone of Missouri, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By

	Name: Title:	Authorized Person

MFS Telephone of New Hampshire, Inc.

MFS Telephone of Virginia, Inc.

MFS Telephone, Inc.

MFS/C-TEC

MFSA Holding, Inc.

Military Communications Center, Inc.

MobileComm Europe Inc.

Mtel Asia, Inc.

Mtel Cellular, Inc.

Mtel International, Inc.

Mtel Latin America, Inc.

Mtel Microwave, Inc.

Mtel Service Corporation

N.C.S. Equipment Corporation

National Telecommunications of Florida, Inc.

Netwave Systems, Inc.

networkMCI, Inc.

Northeast Networks, Inc.

Nova Cellular Co.

NTC, Inc.

Overseas Telecommunications, Inc.

Shared Technologies Fairchild Communications Corporation

Shared Technologies Fairchild Telecom, Inc.

Shared Technologies Fairchild, Inc.

SkyTel Communications, Inc.

SkyTel Corp.

SkyTel Payroll Services, LLC

Southernnet of South Carolina, Inc.

Southernnet Systems, Inc.

Southernnet, Inc.

Telecom*USA, Inc.

Teleconnect Company

Teleconnect Long Distance Services & Systems Co.

Tenant Network Services, Inc.

TransCall America, Inc.

Tru Vision Wireless, Inc.

Tru Vision-Flippin, Inc.

TTI National, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By

	Name: Title:	Authorized Person

UUNET Australia Limited

UUNET Caribbean, Inc.

UUNET Holdings Corp.

UUNET International Ltd.

UUNET Japan Ltd.

UUNET Payroll Services, LLC

UUNET Technologies, Inc.

Virginia Metrotel, Inc.

Wireless One, Inc.

Wireless Video Services

WorldCom Broadband Solutions, Inc.

WorldCom Caribbean, Inc.

WorldCom East, Inc.

WorldCom ETC, Inc.

WorldCom Federal Systems, Inc.

WorldCom ICC, Inc.

WorldCom International Data Services, Inc.

WorldCom International, Inc.

WorldCom International Mobile Services, Inc.

WorldCom International Mobile Services LLC

WorldCom Overseas Holdings, Inc.

WorldCom Payroll Services, LLC

WorldCom Purchasing, LLC

WorldCom Ventures, Inc.

WorldCom Wireless, Inc.

each a debtor and a debtor-in-possession, and each a Guarantor

By

	Name: Title:	Authorized Person

The Administrative Agent CITICORP USA, INC., as Administrative Agent

By

Name: Title:
The Initial Lenders CITICORP USA, INC., as Initial Lender

By

Name: Title:
JPMORGAN CHASE BANK, as Initial Lender

By

Name: Title:
GENERAL ELECTRIC CAPITAL CORPORATION, as Initial Lender

By

Name: Title:

The Lenders THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By

Name: Title:
FOOTHILL CAPITAL CORPORATION, as Lender

By

Name: Title:
BANK OF AMERICA, N.A., as Lender

By

Name: Title:
BAYERISCHE HYPO-UND VEREINSBANK, AG - NEW YORK BRANCH, as Lender

By

Name: Title:

By

Name: Title:
FRANKLIN FLOATING RATE TRUST, as Lender

By

Name: Title:

The Lenders (continued) SUMITOMO MITSUI BANKING CORPORATION, as Lender

By

Name: Title:
MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc.

By

Name: Title: